UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 26, 2024

NUTANIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37883	27-0989767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Technology Drive, Suite 150

San Jose, California 95110

(Address of principal executive offices, including zip code)

(408) 216-8360

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value per share	NTNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

The Compensation Committee (the “Compensation Committee”) of the Board of Directors of Nutanix, Inc. (the “Company”), following its annual review of executive compensation, approved fiscal year 2025 annual base salaries, annual incentive targets and annual equity grants for the Company’s executive officers: (i) Rajiv Ramaswami, the Company's President and Chief Executive Officer, (ii) Rukmini Sivaraman, the Company’s Chief Financial Officer, (iii) David Sangster, the Company’s Chief Operating Officer, and (iv) Brian Martin, the Company’s Chief Legal Officer. As previously reported in the Company’s Current Report on Form 8-K filed on September 3, 2024, Mr. Sangster notified the Company of his decision to retire as Chief Operating Officer, effective October 31, 2024. Accordingly, Mr. Sangster’s fiscal year 2025 annual base salary will be prorated for the days he will be employed until his retirement, and Mr. Sangster will not be eligible for a fiscal year 2025 annual incentive or a fiscal year 2025 annual equity award. As previously reported, as part of Mr. Sangster's transition, the Company and Mr. Sangster have entered into a Senior Advisor Agreement under which he will provide advisory services to the Company following his retirement date until December 31, 2024 for $10,000 per month.

Fiscal Year 2025 Annual Base Salaries

On August 26, 2024, the Compensation Committee approved the following annual base salaries for the Company’s executive officers, effective as of August 1, 2024:

Name	Annual Base Salary
Rajiv Ramaswami	$800,000
Rukmini Sivaraman	$520,000
David Sangster	$475,000*
Brian Martin	$475,000

* Mr. Sangster’s base salary will be prorated for the days he will be employed until his retirement on October 31, 2024.

Fiscal Year 2025 Annual Incentive Targets

Mr. Ramaswami, Ms. Sivaraman, and Mr. Martin will participate in the Company's Executive Incentive Compensation Plan for fiscal year 2025. Their fiscal year 2025 annual incentive targets under the Executive Incentive Compensation Plan are as follows:

Name	Annual Incentive Target	Equivalent Dollar Amount*
Rajiv Ramaswami	100% of annual base salary	$800,000
Rukmini Sivaraman	100% of annual base salary	$520,000
Brian Martin	75% of annual base salary	$356,250

* The equivalent dollar amounts are calculated based upon the applicable executive officer’s annual base salary in effect as of August 1, 2024.

Fiscal Year 2025 Annual Equity Awards

On September 10, 2024, Mr. Ramaswami, Ms. Sivaraman and Mr. Martin were each granted an annual equity award under the Company’s 2016 Equity Incentive Plan. For Mr. Ramaswami and Ms. Sivaraman, 50% of the award consists of time-based restricted stock units (“RSUs”), and 50% of the award consists of performance-based restricted stock units (“PRSUs”). Because Mr. Martin was granted 45,199 time-based restricted stock units on July 10, 2024 in connection with his hire, Mr. Martin was granted only PRSUs as part of his annual equity award.

Name	Time-Based RSUs Granted	Target Number of PRSUs Granted
Rajiv Ramaswami	136,116	136,116
Rukmini Sivaraman	47,640	47,640
Brian Martin	*	45,372

* Mr. Martin was granted 45,199 time-based restricted stock units on July 10, 2024 in connection with his hire.

Each RSU represents a contingent right to receive one share of the Company’s Class A common stock upon vesting. The RSUs will vest in 16 equal quarterly installments, with the first quarterly installment to vest on December 15, 2024, subject to continued service to the Company through each vesting date.

Each PRSU represents a contingent right to receive one share of the Company’s Class A common stock upon vesting, provided that the actual number of PRSUs that may vest may be more or less than the target number of PRSUs. The PRSUs will be eligible to vest in up to three installments based on the total shareholder return of the Company (“Company TSR”) during each of the following performance periods (each, a “Performance Period”) relative to the total shareholder return of companies in the NASDAQ Composite Index (the “Indexed Companies”): (i) August 1, 2024 to July 31, 2025 (“Performance Period One”); (ii) August 1, 2024 to July 31, 2026 (“Performance Period Two”); and (iii) August 1, 2024 to July 31, 2027 (“Performance Period Three”). PRSUs that become eligible to vest based on performance for a Performance Period vest on September 15 following the Performance Period, subject to continued service to the Company through the vesting date. The total number of PRSUs that will be eligible to vest range from 0% to 200% (the “Achievement Percentage”) of the target number of PRSUs, except that the Achievement Percentage is capped at 100% for Performance Period One and Performance Period Two. Up to 1/3 of the PRSUs will be eligible to vest as a result of performance for each of Performance Period One and Performance Period Two. The Achievement Percentage of the target number of PRSUs that may vest are (i) 0% if Company TSR ranks below the 25th percentile of the Indexed Companies, (ii) 50% if Company TSR ranks at the 25th percentile of the Indexed Companies, (iii) 100% if Company TSR ranks at the 50th percentile of the Indexed Companies, and (iv) 200% if Company TSR ranks at the 75th percentile of the Indexed Companies. If Company TSR ranks between these percentile thresholds, the Achievement Percentage of the target number of PRSUs that may vest is determined using linear interpolation. 100% of the PRSUs (as may be increased as a result of any Achievement Percentage in excess of target) will be eligible to vest with respect to Performance Period Three, less any PRSUs that already vested in Performance Period One and Performance Period Two. The PRSUs are subject to a maximum value cap that limits the total value that may become eligible to vest at the end of Performance Period Three, with the Achievement Percentage for Performance Period Three subject to reduction so that the product of the ending price per share at the end of Performance Period Three multiplied by the Achievement Percentage cannot exceed $267.30.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTANIX, INC.

Date: September 12, 2024	By:	/s/ Brian Martin
Brian Martin
Chief Legal Officer